UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

November 21, 2008	(November 14, 2008)
Date of Report	(Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32421 (Commission File Number)	58-2342021 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Forward - Looking Statements

     Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Fusion’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion’s actual results to differ from management’s current expectations are contained in Fusion’s filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.02      Results of Operations and Financial Condition

On November 14, 2008, Fusion Telecommunications International, Inc. (“Fusion”) issued a press release entitled “Fusion Reports Third Quarter 2008 Results” relating to its financial results for its 2008 third quarter.

A copy of the press release is furnished as Exhibit 99.B1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.B1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On November 17, 2008, the Company borrowed $560,000 from an entity that is a shareholder of the Company. The loan is evidenced by a secured promissory note (“Note”) providing repayment of the outstanding principal sum together with interest accrued at the rate of 12% per annum upon the unpaid principal balance until the principal balance is paid in full. The maturity date of this note is January 5, 2010. In the event that the note is not repaid by the maturity date (a) the note will automatically convert to a demand note, and (b) the principal sum and all accrued interest will be payable in full upon ten days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds will be for general working capital purposes. The Form of Secured Promissory Note issued in this transaction is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

    The following exhibit 99.B1 relating to Item 2.02 shall be deemed to be furnished and not filed.

 (d) Exhibits

10.1	Form of Secured Promissory Note
99.B1

Notice to Security Holders,  recent Press Release issued by Fusion Telecommunications International, Inc., dated August 7, 2008 entitled “Fusion to Release Second Quarter 2008 Financial Results on August 14, 2008.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

	By:	/s/ BARBARA HUGHES
Barbara Hughes
November 21, 2008		as Chief Financial Officer

INDEX TO EXHIBITS

10.1	Form of Secured Promissory Note and Security Agreement